UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 27, 2005

Allstate Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3100 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 2 — Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The registrant furnishes below its Condensed Consolidated Statements of Operations for the three-month periods ended March 31, 2005 and 2004 and Condensed Consolidated Statements of Financial Position as of March 31, 2005 and December 31, 2004, prepared in conformity with accounting principles generally accepted in the United States of America, and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
(in millions)	Est. 2005	2004
Revenues
Premiums	$142	$151
Contract charges	259	234
Net investment income	888	783
Realized capital gains and losses	1	(27)
	1,290	1,141

Costs and expenses
Contract benefits	347	336
Interest credited to contractholder funds	576	449
Amortization of deferred policy acquisition costs	169	115
Operating costs and expenses	116	102
	1,208	1,002

Loss on disposition of operations	(5)	(3)

Income from operations before income tax expense and cumulative effect of change in accounting principle, after-tax	77	136
Income tax expense	9	45

Income before cumulative effect of change in accounting principle, after-tax	68	91

Cumulative effect of change in accounting principle, after-tax	—	(175)

Net income (loss)	$68	$(84)

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,	December 31,
(in millions, except par value data)	2005 (Est.)	2004
Assets
Investments
Fixed income securities, at fair value (amortized cost $58,263 and $55,964)	$60,768	$59,291
Mortgage loans	7,538	7,318
Equity securities	228	214
Short-term	1,630	1,440
Policy loans	719	722
Other	623	704

Total investments	71,506	69,689

Cash	162	241
Deferred policy acquisition costs	3,582	3,176
Reinsurance recoverables, net	1,586	1,507
Accrued investment income	641	593
Other assets	726	818
Separate Accounts	14,087	14,377

Total assets	$92,290	$90,401

Liabilities
Contractholder funds	$55,666	$53,939
Reserve for life-contingent contract benefits	11,558	11,203
Unearned premiums	31	31
Payable to affiliates, net	90	79
Other liabilities and accrued expenses	4,399	3,721
Deferred income taxes	358	638
Short-term debt	75	—
Long-term debt	98	104
Separate Accounts	14,087	14,377

Total liabilities	86,362	84,092

Shareholder’s Equity
Redeemable preferred stock—series A, $100 par value, 1,500,000 shares
authorized, 49,230 shares issued and outstanding	5	5
Redeemable preferred stock—series B, $100 par value, 1,500,000 shares authorized, none issued
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,091	1,108
Retained income	4,205	4,178
Accumulated other comprehensive income:
Unrealized net capital gains and losses	622	1,013

Total accumulated other comprehensive income	622	1,013

Total shareholder’s equity	5,928	6,309

Total liabilities and shareholder’s equity	$92,290	$90,401

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measure.  Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is income before cumulative effect of change in accounting principle, after-tax, excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent that they resulted from the recognition of certain realized capital gains and losses,

•                  (loss) gain on disposition of operations, after-tax, and

•                  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations.  It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses and (loss) gain on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and (loss) gain on disposition of operations may vary significantly between periods and are generally driven by business decisions and economic developments such as market conditions, the timing of which is unrelated to the insurance underwriting process.  Moreover, we reclassify periodic settlements on non-hedge derivative instruments into operating income to report them in a manner consistent with the economically hedged investments, replicated assets or product attributes (e.g. net investment income and interest credited to contractholder funds) and by doing so, appropriately reflect trends in product performance.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance.  We use adjusted measures of operating income in incentive compensation.  Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business.

The following table reconciles operating income and net income.

	Three Months Ended March 31,
(in millions)	Est. 2005	2004
Operating income	$143	$124
Realized capital gains and losses	1	(27)
Income tax benefit	—	10
Realized capital gains and losses, after-tax	1	(17)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(61)	(10)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(12)	(4)
Loss on disposition of operations, after-tax	(3)	(2)
Income before cumulative effect of change in accounting principle, after-tax	68	91
Cumulative effect of change in accounting principle, after-tax	—	(175)
Net income (loss)	$68	$(84)

Operating Measures

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measures.  Our method of calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the condensed consolidated financial statements.

	Three Months Ended March 31,
(in millions)	Est. 2005	2004
Premiums	$142	$151
Deposits to contractholder funds	3,249	2,743
Deposits to separate accounts	343	367
Change in unearned premiums and other adjustments	(5)	(6)
Premiums and deposits	$3,729	$3,255

New sales of financial products by Allstate exclusive agencies is an operating measure that we use to quantify the current year sales of financial products by the Allstate proprietary distribution channel.  New sales of financial products by Allstate exclusive agencies includes annual premiums on new insurance policies, initial premiums and deposits on annuities, net new deposits in the Allstate Bank, sales of other companies’ mutual funds, and excludes renewal premiums.  New sales of financial products by Allstate exclusive agencies for the first quarter of 2005 and 2004 totaled $514 million and $491 million, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY
	By	/s/ Samuel H. Pilch

Name: Samuel H. Pilch
Title: Group Vice President and Controller
April 27, 2005